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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report                                                September 11, 1998
(Date of earliest event reported)                             June 30, 1998



                             SUMMIT BANK CORPORATION
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                                     GEORGIA
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         (State or other jurisdiction of incorporation or organization)

          000-21267                                            58-1722476
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  Commission File Number                                    (I.R.S. Employer
                                                           Identification No.)


4360 Chamblee-Dunwoody Road, Atlanta, Georgia                     30341
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code           (770) 454-0400
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1998, the Summit National Bank ("Summit"), a wholly owned subsidiary of Summit Bank Corporation, acquired California Security Bank, ("CSB"), a San Jose, California community bank. Summit purchased the shares of the 98.6 percent CSB shareholder immediately prior to the merger of CSB with and into Summit. Pursuant to the Agreement and Plan of Merger between CSB and Summit dated March 27, 1998, which was approved by a majority of CSB's shareholders on May 18, 1998, Summit acquired all assets of CSB including approximately $19 million in loans, $20 million of investments and other assets, and $110,000 of furniture and equipment. In addition, Summit assumed all deposits totaling approximately $36 million and other obligations and liabilities of approximately $120,000. Summit will continue to operate CSB's office as an additional branch facility, bringing the total number of Summit banking locations to six, five of which are located in Georgia and one in California. As a result of arms'-length negotiations, Summit agreed to pay cash of $.030166 for each surrendered share of outstanding stock of CSB, for a total purchase price of $6,000,000. The source of funds was cash on hand at Summit.

The acquisition of CSB will permit Summit to expand into a market in San Jose very similar to its market in Atlanta and offer this new market the products and services that have made Summit successful in Atlanta.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Business Acquired

         Financial Statements are not required by this item.

    (b)  Pro Forma Financial Information

         Financial information is not required by this item.

    (c)  Exhibits

    2.1 Agreement and Plan of Merger by and between The Summit National Bank and California Security Bank dated as of March 27, 1998, incorporated by reference to Exhibit 2.1 to registrant's Current Report on Form 8-K dated April 6, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                             Summit Bank Corporation

Date:    September 11, 1998                  By: /s/ Gary K. McClung
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                                                 Gary K. McClung
                                                 Executive Vice President
                                                 and Chief Financial Officer